N / E / W / S R / E / L / E / A / S / E

April 26, 2022

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES FIRST QUARTER 2022 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME)

First Quarter 2022 Highlights:

•    Net income was $48.6 million and diluted earnings per share totaled $.91, compared to $49.5 million and $.91 in the first quarter of 2021, and $47.7 million and $.89 in the fourth quarter of 2021.
•    Diluted earnings per share excluding income on Paycheck Protection Program (“PPP”) loans totaled $.88 for the first quarter of 2022 compared to $.78 in the first quarter of 2021 and $.84 in the fourth quarter of 2021.1
•    Total loans, excluding PPP loans, grew $165 million or 7.2% on a linked quarter basis
•    Total deposits grew $173.4 million or 5.4% on a linked quarter basis
•    Non-accrual loans totaled $42.7 million compared to $43.1 million on a linked quarter basis
•    Net interest income totaled $102.3 million, an increase of $1.0 million on a linked quarter basis
•    Completed legal closing on the acquisition of Level One Bancorp, LLC on April 1, 2022

Mark Hardwick, Chief Executive Officer, stated, “The Bank’s loan, deposit and earnings growth were in line with expectations and my colleagues are focused on delivering our aspirational 2022 plan. The completion of our merger with Level One on April 1st is a milestone in First Merchants history that will propel our Bank into the future. I am proud of our new teammates and the professional winning attitude they exude.”
First Quarter Financial Results:

First Merchants Corporation (the “Corporation) has reported first quarter 2022 net income of $48.6 million compared to $49.5 million during the same period in 2021. Earnings per share for the period totaled $.91 per share compared to the first quarter of 2021 result of $.91 per share.

Total assets equaled $15.5 billion as of March 31, 2022 and loans totaled $9.4 billion. The Corporation experienced organic loan growth of $730.6 million, or 8.5 percent, during the past twelve months. This was offset by the forgiveness of Paycheck Protection Program (“PPP”) loans of $693.1 million, resulting in net loan growth of $37.5 million. PPP loans accounted for $48.7 million of the period end loan portfolio balance. Investments increased $788.4 million, or 21.3 percent, during the year and now total $4.5 billion. Total deposits equaled $12.9 billion as of quarter-end and increased by $954.2 million, or 8.0 percent over the same period in 2021.

The Corporation’s Allowance for Credit Losses – Loans (ACL) totaled $196.0 million as of quarter-end, or 2.09 percent of total loans. Net loan recoveries for the quarter totaled $0.6 million and no provision expense was recorded during the quarter or during the last twelve months. Non-performing assets to total assets were 0.32% for the first quarter of 2022, a decrease of eight basis points compared to 0.40% in the first quarter of 2021.

Net-interest income totaling $102.3 million for the quarter, continued to grow with an increase of $1.0 million, or 4.0 percent, over prior quarter and an increase of $1.9 million, or 1.8 percent compared to the first quarter of 2021. Stated net-interest margin on a tax equivalent basis, totaling 3.03 percent, declined by one basis point compared to the fourth quarter of 2021 and twenty basis points compared to the first quarter of 2021. Net-interest margin excluding the impact of fair value accretion and PPP loans totaled 2.97%, an increase of five basis points compared to 2.92% for the fourth quarter of 2021 and a decline of seven basis points from the first quarter of 2021. During the quarter, net-interest margin expanded nine basis points from growth in the loan and investment portfolios, higher investment portfolio yield and lower funding costs, offset by a decline of four basis points from the impact of a lower day count in the quarter.

Non-interest income, totaling $25.9 million for the quarter, was stable compared to the fourth quarter of 2021 and increased $1.8 million from the first quarter of 2021. Customer-specific line items accounted for $2.3 million of the increase over the first quarter of 2021 driven by higher service charges on deposits, fiduciary and wealth management fees and card payment fees. This was offset by a decline on gains on the sale of loans of $1.8 million driven by lower origination volume.

Non-interest expense totaled $72.3 million for the quarter, a decline of $0.1 million from the fourth quarter of 2021, and an increase of $6.3 million or 9.4% over the first quarter of 2021. The increase over the first quarter of 2021 was primarily due to higher salaries and employee benefits as well as higher FDIC assessments.

The Corporation’s loan to deposit ratio totals 73 percent and loan to asset ratio totals 61 percent. Additionally, the Corporation’s total risk-based capital ratio equaled 13.85 percent, common equity tier 1 capital ratio equaled 11.63 percent, and the tangible common equity ratio totaled 8.31 percent. These ratios continue to reflect the Corporation’s strong liquidity and capital positions.

1 See “Non-GAAP Financial Information” for reconciliation

CONFERENCE CALL

First Merchants Corporation will conduct a first quarter earnings conference call and web cast at 10:00 a.m. (ET) on Tuesday, April 26, 2022.

To participate, dial (Toll Free) 877-806-2932 and reference Conference ID 6838926. International callers please call +1 478-219-0639.

In order to view the webcast and presentation slides, please go to (https://edge.media-server.com/mmc/p/vucpzk7j) during the time of the call. A replay of the webcast will be available until April 26, 2023.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors and Level One Bank (as divisions of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.
* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,
	2022	2021
ASSETS
Cash and due from banks	$148,277	$187,901
Interest-bearing deposits	395,262	392,806
Investment securities, net of allowance for credit losses of $245,000 and $245,000	4,489,263	3,700,857
Loans held for sale	3,938	4,430
Loans	9,356,241	9,318,228
Less: Allowance for credit losses - loans	(195,984)	(201,082)
Net loans	9,160,257	9,117,146
Premises and equipment	105,883	109,432
Federal Home Loan Bank stock	26,422	28,736
Interest receivable	56,081	54,662
Goodwill and other intangibles	569,494	571,536
Cash surrender value of life insurance	291,881	293,766
Other real estate owned	6,271	604
Tax asset, deferred and receivable	73,422	40,163
Other assets	138,807	127,027
TOTAL ASSETS	$15,465,258	$14,629,066
LIABILITIES
Deposits:
Noninterest-bearing	$2,745,235	$2,494,891
Interest-bearing	10,160,718	9,456,889
Total Deposits	12,905,953	11,951,780
Borrowings:
Securities sold under repurchase agreements	169,697	185,721
Federal Home Loan Bank advances	308,960	359,337
Subordinated debentures and other borrowings	118,677	118,439
Total Borrowings	597,334	663,497
Interest payable	3,589	4,020
Other liabilities	150,749	203,913
Total Liabilities	13,657,625	12,823,210
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 53,424,823 and 53,953,723 shares	6,678	6,744
Additional paid-in capital	987,404	1,007,300
Retained earnings	897,818	755,877
Accumulated other comprehensive income	(84,392)	35,810
Total Stockholders' Equity	1,807,633	1,805,856
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$15,465,258	$14,629,066

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended
(Dollars In Thousands, Except Per Share Amounts)	March 31,
	2022	2021
INTEREST INCOME
Loans receivable:
Taxable	$79,075	$85,105
Tax-exempt	5,704	5,339
Investment securities:
Taxable	8,510	6,695
Tax-exempt	15,875	12,385
Deposits with financial institutions	230	114
Federal Home Loan Bank stock	146	178
Total Interest Income	109,540	109,816
INTEREST EXPENSE
Deposits	4,294	6,200
Federal funds purchased	—	2
Securities sold under repurchase agreements	89	87
Federal Home Loan Bank advances	1,218	1,442
Subordinated debentures and other borrowings	1,659	1,657
Total Interest Expense	7,260	9,388
NET INTEREST INCOME	102,280	100,428
Provision for credit losses - loans	—	—
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	102,280	100,428
OTHER INCOME
Service charges on deposit accounts	6,419	5,264
Fiduciary and wealth management fees	7,332	6,422
Card payment fees	5,723	4,367
Net gains and fees on sales of loans	2,199	3,986
Derivative hedge fees	918	317
Other customer fees	410	368
Earnings on cash surrender value of life insurance	1,696	1,336
Net realized gains on sales of available for sale securities	566	1,799
Other income	634	232
Total Other Income	25,897	24,091
OTHER EXPENSES
Salaries and employee benefits	42,519	38,811
Net occupancy	6,187	6,491
Equipment	5,080	5,030
Marketing	736	1,124
Outside data processing fees	4,363	4,244
Printing and office supplies	345	283
Intangible asset amortization	1,366	1,357
FDIC assessments	2,192	1,368
Other real estate owned and foreclosure expenses	564	734
Professional and other outside services	2,953	2,543
Other expenses	6,020	4,113
Total Other Expenses	72,325	66,098
INCOME BEFORE INCOME TAX	55,852	58,421
Income tax expense	7,266	8,952
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$48,586	$49,469
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.91	$0.92
Diluted Net Income Available to Common Stockholders	$0.91	$0.91
Cash Dividends Paid	$0.29	$0.26
Average Diluted Shares Outstanding (in thousands)	53,616	54,134

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended
	March 31,
	2022	2021
NET CHARGE-OFFS (RECOVERIES)	$(587)	$3,621

AVERAGE BALANCES:
Total Assets	$15,464,605	$14,244,739
Total Loans	9,255,928	9,236,421
Total Earning Assets	14,262,777	13,023,318
Total Deposits	12,817,690	11,567,918
Total Stockholders' Equity	1,891,223	1,840,432

FINANCIAL RATIOS:
Return on Average Assets	1.26%	1.39%
Return on Average Stockholders' Equity	10.28	10.75
Return on Average Common Stockholders' Equity	10.28	10.75
Average Earning Assets to Average Assets	92.23	91.43
Allowance for Credit Losses - Loans as % of Total Loans	2.09	2.16
Net Charge-offs as % of Average Loans (Annualized)	(0.03)	0.16
Average Stockholders' Equity to Average Assets	12.23	12.92
Tax Equivalent Yield on Average Earning Assets	3.23	3.52
Interest Expense/Average Earning Assets	0.20	0.29
Net Interest Margin (FTE) on Average Earning Assets	3.03	3.23
Efficiency Ratio	52.79	50.23
Tangible Common Book Value Per Share	$23.26	$22.98

NON-PERFORMING ASSETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Non-Accrual Loans	$42,698	$43,062	$51,502	$57,556	$57,923
Renegotiated Loans	141	329	439	629	655
Non-Performing Loans (NPL)	42,839	43,391	51,941	58,185	58,578
Other Real Estate Owned and Repossessions	6,271	558	698	601	604
Non-Performing Assets (NPA)	49,110	43,949	52,639	58,786	59,182
90+ Days Delinquent	2,085	963	157	183	1,093
NPAs & 90 Day Delinquent	$51,195	$44,912	$52,796	$58,969	$60,275

Allowance for Credit Losses - Loans	$195,984	$195,397	$199,972	$199,775	$201,082
Quarterly Net Charge-offs (Recoveries)	(587)	4,575	(197)	1,307	3,621
NPAs / Actual Assets %	0.32%	0.28%	0.35%	0.39%	0.40%
NPAs & 90 Day / Actual Assets %	0.33%	0.29%	0.35%	0.40%	0.41%
NPAs / Actual Loans and OREO %	0.52%	0.47%	0.58%	0.64%	0.63%
Allowance for Credit Losses - Loans / Actual Loans (%)	2.09%	2.11%	2.21%	2.19%	2.16%
Net Charge-offs as % of Average Loans (Annualized)	(0.03)%	0.20%	(0.01)%	0.06%	0.16%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
ASSETS
Cash and due from banks	$148,277	$167,146	$169,261	$167,596	$187,901
Interest-bearing deposits	395,262	474,154	369,447	438,863	392,806
Investment securities, net of allowance for credit losses	4,489,263	4,524,353	4,445,516	4,148,314	3,700,857
Loans held for sale	3,938	11,187	5,990	18,582	4,430
Loans	9,356,241	9,241,861	9,041,576	9,121,250	9,318,228
Less: Allowance for credit losses - loans	(195,984)	(195,397)	(199,972)	(199,775)	(201,082)
Net loans	9,160,257	9,046,464	8,841,604	8,921,475	9,117,146
Premises and equipment	105,883	105,655	104,814	103,822	109,432
Federal Home Loan Bank stock	26,422	28,736	28,736	28,736	28,736
Interest receivable	56,081	57,187	53,079	54,173	54,662
Goodwill and other intangibles	569,494	570,860	572,323	573,786	571,536
Cash surrender value of life insurance	291,881	291,041	291,825	294,462	293,766
Other real estate owned	6,271	558	698	601	604
Tax asset, deferred and receivable	73,422	35,641	39,504	36,924	40,163
Other assets	138,807	140,167	137,928	135,763	127,027
TOTAL ASSETS	$15,465,258	$15,453,149	$15,060,725	$14,923,097	$14,629,066
LIABILITIES
Deposits:
Noninterest-bearing	$2,745,235	$2,709,646	$2,554,323	$2,479,853	$2,494,891
Interest-bearing	10,160,718	10,022,931	9,794,366	9,723,547	9,456,889
Total Deposits	12,905,953	12,732,577	12,348,689	12,203,400	11,951,780
Borrowings:
Securities sold under repurchase agreements	169,697	181,577	183,589	146,904	185,721
Federal Home Loan Bank advances	308,960	334,055	334,149	334,243	359,337
Subordinated debentures and other borrowings	118,677	118,618	118,558	118,498	118,439
Total Borrowings	597,334	634,250	636,296	599,645	663,497
Interest payable	3,589	2,762	3,736	2,929	4,020
Other liabilities	150,749	170,989	203,914	245,323	203,913
Total Liabilities	13,657,625	13,540,578	13,192,635	13,051,297	12,823,210
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	6,678	6,676	6,689	6,747	6,744
Additional paid-in capital	987,404	985,818	988,659	1,009,182	1,007,300
Retained earnings	897,818	864,839	832,728	795,666	755,877
Accumulated other comprehensive income	(84,392)	55,113	39,889	60,080	35,810
Total Stockholders' Equity	1,807,633	1,912,571	1,868,090	1,871,800	1,805,856
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$15,465,258	$15,453,149	$15,060,725	$14,923,097	$14,629,066

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
INTEREST INCOME
Loans receivable:
Taxable	$79,075	$80,583	$85,319	$87,002	$85,105
Tax-exempt	5,704	5,635	5,591	5,545	5,339
Investment securities:
Taxable	8,510	8,028	7,788	7,440	6,695
Tax-exempt	15,875	15,411	14,464	13,071	12,385
Deposits with financial institutions	230	173	218	129	114
Federal Home Loan Bank stock	146	163	168	88	178
Total Interest Income	109,540	109,993	113,548	113,275	109,816
INTEREST EXPENSE
Deposits	4,294	5,589	5,707	5,823	6,200
Federal funds purchased	—	1	—	2	2
Securities sold under repurchase agreements	89	75	77	75	87
Federal Home Loan Bank advances	1,218	1,389	1,389	1,452	1,442
Subordinated debentures and other borrowings	1,659	1,666	1,660	1,659	1,657
Total Interest Expense	7,260	8,720	8,833	9,011	9,388
NET INTEREST INCOME	102,280	101,273	104,715	104,264	100,428
Provision for credit losses - loans	—	—	—	—	—
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	102,280	101,273	104,715	104,264	100,428
OTHER INCOME
Service charges on deposit accounts	6,419	6,462	6,249	5,596	5,264
Fiduciary and wealth management fees	7,332	7,078	7,352	7,510	6,422
Card payment fees	5,723	3,937	4,156	4,159	4,367
Net gains and fees on sales of loans	2,199	3,423	3,955	8,325	3,986
Derivative hedge fees	918	1,562	1,028	943	317
Other customer fees	410	361	393	368	368
Earnings on cash surrender value of life insurance	1,696	2,051	2,468	1,205	1,336
Net realized gains on sales of available for sale securities	566	358	1,756	1,761	1,799
Other income	634	615	1,144	1,017	232
Total Other Income	25,897	25,847	28,501	30,884	24,091
OTHER EXPENSES
Salaries and employee benefits	42,519	42,432	43,314	42,438	38,811
Net occupancy	6,187	5,644	5,576	5,615	6,491
Equipment	5,080	4,994	4,529	4,848	5,030
Marketing	736	1,840	1,676	1,122	1,124
Outside data processing fees	4,363	4,581	4,794	4,698	4,244
Printing and office supplies	345	356	265	313	283
Intangible asset amortization	1,366	1,463	1,463	1,464	1,357
FDIC assessments	2,192	1,862	1,552	1,461	1,368
Other real estate owned and foreclosure expenses	564	171	(91)	178	734
Professional and other outside services	2,953	3,627	2,767	2,976	2,543
Other expenses	6,020	5,466	5,539	4,182	4,113
Total Other Expenses	72,325	72,436	71,384	69,295	66,098
INCOME BEFORE INCOME TAX	55,852	54,684	61,832	65,853	58,421
Income tax expense	7,266	6,951	9,062	10,294	8,952
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$48,586	$47,733	$52,770	$55,559	$49,469

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.91	$0.89	$0.98	$1.03	$0.92
Diluted Net Income Available to Common Stockholders	$0.91	$0.89	$0.98	$1.03	$0.91
Cash Dividends Paid	$0.29	$0.29	$0.29	$0.29	$0.26
Average Diluted Shares Outstanding (in thousands)	53,616	53,660	53,960	54,184	54,134
FINANCIAL RATIOS:
Return on Average Assets	1.26%	1.25%	1.41%	1.51%	1.39%
Return on Average Stockholders' Equity	10.28	10.10	11.17	12.04	10.75
Return on Average Common Stockholders' Equity	10.28	10.10	11.17	12.04	10.75
Average Earning Assets to Average Assets	92.23	91.86	91.57	91.87	91.43
Allowance for Credit Losses - Loans as % of Total Loans	2.09	2.11	2.21	2.19	2.16
Net Charge-offs (Recoveries) as % of Average Loans (Annualized)	(0.03)	0.20	(0.01)	0.06	0.16
Average Stockholders' Equity to Average Assets	12.23	12.36	12.59	12.51	12.92
Tax Equivalent Yield on Average Earning Assets	3.23	3.29	3.46	3.49	3.52
Interest Expense/Average Earning Assets	0.20	0.25	0.26	0.27	0.29
Net Interest Margin (FTE) on Average Earning Assets	3.03	3.04	3.20	3.22	3.23
Efficiency Ratio	52.79	53.49	51.18	48.91	50.23
Tangible Common Book Value Per Share	$23.26	$25.21	$24.31	$24.15	$22.98

LOANS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Commercial and industrial loans	$2,826,660	$2,714,565	$2,573,615	$2,671,076	$2,876,212
Agricultural land, production and other loans to farmers	209,077	246,442	240,686	235,020	245,631
Real estate loans:
Construction	552,975	523,066	521,889	491,200	541,224
Commercial real estate, non-owner occupied	2,073,197	2,135,459	2,150,387	2,263,497	2,178,832
Commercial real estate, owner occupied	974,521	986,720	952,441	953,501	950,038
Residential	1,226,695	1,159,127	1,154,373	1,127,442	1,239,925
Home equity	512,641	523,754	531,307	489,997	482,229
Individuals' loans for household and other personal expenditures	147,593	146,092	135,093	130,819	126,387
Public finance and other commercial loans	832,882	806,636	781,785	758,698	677,750
Loans	9,356,241	9,241,861	9,041,576	9,121,250	9,318,228
Allowance for credit losses - loans	(195,984)	(195,397)	(199,972)	(199,775)	(201,082)
NET LOANS	$9,160,257	$9,046,464	$8,841,604	$8,921,475	$9,117,146

DEPOSITS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Demand deposits	$7,806,033	$7,704,190	$7,317,399	$7,261,603	$7,245,850
Savings deposits	4,444,417	4,334,802	4,301,483	4,157,552	3,857,624
Certificates and other time deposits of $100,000 or more	252,033	273,379	283,396	304,394	332,745
Other certificates and time deposits	380,293	389,752	404,010	423,922	449,655
Brokered deposits	23,177	30,454	42,401	55,929	65,906
TOTAL DEPOSITS	$12,905,953	$12,732,577	$12,348,689	$12,203,400	$11,951,780

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	March 31, 2022			March 31, 2021
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$484,626	$230	0.19%	$441,254	$114	0.10%
Federal Home Loan Bank stock	27,914	146	2.09	28,736	178	2.48
Investment Securities: (1)
Taxable	1,957,675	8,510	1.74	1,494,008	6,695	1.79
Tax-Exempt (2)	2,536,634	20,095	3.17	1,822,899	15,677	3.44
Total Investment Securities	4,494,309	28,605	2.55	3,316,907	22,372	2.70
Loans held for sale	4,352	40	3.68	16,139	156	3.87
Loans: (3)
Commercial	6,868,438	64,679	3.77	6,876,818	69,174	4.02
Real Estate Mortgage	924,268	7,840	3.39	975,262	9,286	3.81
Installment	711,038	6,516	3.67	674,307	6,489	3.85
Tax-Exempt (2)	747,832	7,220	3.86	693,895	6,758	3.90
Total Loans	9,255,928	86,295	3.73	9,236,421	91,863	3.98
Total Earning Assets	14,262,777	115,276	3.23%	13,023,318	114,527	3.52%
Total Non-Earning Assets	1,201,828			1,221,421
Total Assets	$15,464,605			$14,244,739
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$5,027,466	$2,408	0.19%	$4,616,988	$3,709	0.32%
Money market deposits	2,514,429	872	0.14	2,086,322	835	0.16
Savings deposits	1,867,411	441	0.09	1,660,528	476	0.11
Certificates and other time deposits	676,661	573	0.34	859,334	1,180	0.55
Total Interest-bearing Deposits	10,085,967	4,294	0.17	9,223,172	6,200	0.27
Borrowings	616,572	2,966	1.92	675,117	3,188	1.89
Total Interest-bearing Liabilities	10,702,539	7,260	0.27	9,898,289	9,388	0.38
Noninterest-bearing deposits	2,731,723			2,344,746
Other liabilities	139,120			161,272
Total Liabilities	13,573,382			12,404,307
Stockholders' Equity	1,891,223			1,840,432
Total Liabilities and Stockholders' Equity	$15,464,605	7,260		$14,244,739	9,388
Net Interest Income (FTE)		$108,016			$105,139
Net Interest Spread (FTE) (4)			2.96%			3.14%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			3.23%			3.52%
Interest Expense / Average Earning Assets			0.20%			0.29%
Net Interest Margin (FTE) (5)			3.03%			3.23%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2022 and 2021. These totals equal $5,736 and $4,711 for the three months ended March 31, 2022 and 2021, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

ADJUSTED EPS EXCLUDING PAYCHECK PROTECTION PROGRAM ("PPP") - NON-GAAP
(Dollars In Thousands, Except Per Share Amounts)
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Net Income Available to Common Shareholders - GAAP	$48,586	$47,733	$52,770	$55,559	$49,469
Adjustments:
PPP loan income	(1,884)	(3,721)	(8,211)	(9,725)	(9,243)
Tax on adjustment	462	912	2,013	2,385	2,266
Adjust Net Income Available to Common Stockholders - Non-GAAP	$47,164	$44,924	$46,572	$48,219	$42,492

Average Diluted Shares Outstanding (in thousands)	53,616	53,660	53,960	54,184	54,134

Diluted Earnings Per Share - GAAP	$0.91	$0.89	$0.98	$1.03	$0.91
Adjustments:
PPP loan income	(0.04)	(0.07)	(0.15)	(0.18)	(0.17)
Tax on adjustment	0.01	0.02	0.04	0.04	0.04
Adjusted Diluted Earnings Per Share - Non-GAAP	$0.88	$0.84	$0.87	$0.89	$0.78